UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 26, 2008

____________________________

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

001-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.’s (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities

On March 25, 2008, the Registrant announced its entry into Amendment and Exchange Agreements dated March 24, 2008 with each of the institutional investors (the “Investors”) signatory to that certain Securities Purchase Agreement dated November 29, 2007 (“Securities Purchase Agreement”), pursuant to which the Registrant and each Investor agreed to restructure the financing consummated under the Securities Purchase Agreement to reduce the amount of the financing to $3,000,000, with each Investor receiving repayment of its pro-rata share of $4,000,000, through the exchange of existing notes for a combination of amended and restated senior secured convertible notes (“Amended and Restated Notes”) and an aggregate of 1,000,000 shares of Common Stock (the “Common Shares”), and through the exchange of existing warrants for amended and restated warrants (“Amended and Restated Warrants”). The transactions contemplated by the Amendment and Exchange Agreements closed on March 26, 2008.

The Amended and Restated Notes have a term of three years commencing from November 30, 2007, carry interest at 7.50% per annum on the unpaid/unconverted principal balance, payable quarterly in cash, and are secured on a senior basis against all of the assets of the Registrant. The Registrant is also required to make aggregate monthly principal payments of $25,000, plus accrued interest thereon, beginning July 1, 2008. The Amended and Restated Warrants have a term of five years commencing from November 30, 2007 and will entitle the Investors to initially purchase an aggregate of 750,002 shares of Common Stock (subject to adjustment as provided in the Amended and Restated Warrants, including pursuant to economic anti-dilution adjustments).

The Amended and Restated Notes convert to approximately 1,500,000 shares, based on a conversion price equal to $2.00 per share (subject to adjustment as provided in the Amended and Restated Notes, including pursuant to economic anti-dilution adjustments), which shall reset on March 26, 2009 to the greater of (i) 105% of the arithmetic average of the dollar weighted average price of the Common Stock over each of the five (5) consecutive trading days ending on the trading day immediately prior to March 26, 2009 and (ii) $1.00 (as adjusted for any stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events); provided however, that in no event shall the adjusted conversion price be greater than $3.00 (as adjusted for any stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events). The Amended and Restated Warrants have an exercise price of $0.959 per share (subject to adjustment as provided in the Amended and Restated Warrants, including pursuant to economic anti-dilution adjustments).

The Amended and Restated Notes are convertible at the option of the Investors prior to their maturity. Additionally, beginning November 30, 2008, and provided that the Registrant has complied with certain equity conditions, the Registrant will be able to require the Investors to convert the Amended and Restated Notes to Common Stock if the dollar volume weighted average price of the Common Stock is $2.75 (as adjusted for any stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events) for twenty (20) out of thirty (30) consecutive trading days.

The maturity date of the Amended and Restated Notes is November 30, 2010. The Investors are entitled to accelerate the maturity in the event that there occurs an event of default under the Amended and Restated Notes, including, without limitation, if the Registrant fails to register for resale the Common Shares and the shares underlying the Amended and Restated Notes and Amended and Restated Warrants, if the Registrant fails to pay any amount under the Amended and Restated Notes when due, if a judgment is rendered against the Registrant in an amount set forth in the Amended and Restated Notes, if the Registrant breaches any representation or warranty under the Securities Purchase Agreement, as amended, or other transaction documents, or if the Registrant fails to comply with the specified covenants set forth in the Amended and Restated Notes. Among the other covenants, the Amended and Restated Notes contain financial covenants whereby the Registrant will be required to achieve specified EBITDA (earnings before interest, tax, depreciation and amortization) and revenue targets in each of the fiscal quarters during which the Amended and Restated Notes are outstanding. Any failure by the Registrant to achieve an EBITDA or revenue target will be considered a breach of the financial covenants.

In connection with the closing, the Registration Rights Agreement dated November 30, 2007 (the “Registration Rights Agreement”) was amended to provide that the Registrant must register for resale 100% of the sum (i) the aggregate number of shares of Common Stock issued or issuable upon conversion of the Amended and Restated Notes as of the trading day immediately preceding the date the registration statement is initially filed with the Securities and Exchange Commission (the “SEC”), (ii) the aggregate number of shares of Common Stock issued or issuable upon exercise of the Amended and Restated Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, and (iii) the Common Shares, and to remove provisions related to payments to the Investors in connection with the Registrant’s failure to effectuate a registration statement or maintain its effectiveness.

In addition, under the terms of the Amendment and Exchange Agreements, if a registration statement is not available for the resale of the Common Shares and the shares of Common Stock underlying the Amended and Restated Notes and the Amended and Restated Warrants and the Registrant fails to satisfy the current public information requirement under Rule 144 promulgated under the Securities Act, the Registrant has agreed to pay the Investors as a result of the event and for each month thereafter that such event continues (or until such time such information is no longer required under the rule), an amount in cash as partial liquidated damages equal to 1.5% of the aggregate purchase price paid by the Investors for the shares underlying the Amended and Restated Notes and Amended and Restated Warrants then held by Investors.

In connection with the closing, the Registrant issued irrevocable instructions to its transfer agent to issue the Common Shares to the Investors. Under the terms of the Amendment and Exchange Agreements, so long as the Amended and Restated Notes are outstanding, each Investor is not permitted to sell a number of Common Shares exceeding more than two-thirds (2/3) of the number of shares previously issued, or required to have been issued, to such Investor upon conversion of such Investor's Amended and Restated Notes.

The net proceeds of approximately $2.1 million, after the payment of aggregate transaction expenses, will be used for strategic initiatives and general working capital purposes.

At the closing, VM Investors, LLC, the Registrant’s majority shareholder (whose members include Craig Ellins, the Registrant’s Chief Executive Officer, and Amy Black, the President of the Registrant’s subsidiary, VMdirect, L.L.C.), entered into an Amended and Restated Lock-Up Letter Agreement in favor of the Investors pursuant to which VM Investors, LLC agreed not to offer, sell, pledge or otherwise dispose of any shares of Common Stock of the Registrant until the date that none of the Amended and Restated Notes remain outstanding, subject to specified limited exceptions including the transfer of 1,000,000 shares of Common Stock to the Company in connection with the restructuring transaction. Each of the Investors and the Registrant’s affiliates (including its officers and directors) also agreed not to engage in any transactions in the Registrant’s securities during the thirty (30) trading day period ending on the one-year anniversary of the closing of the restructuring transaction.

The issuance of the Amended and Restated Notes, the Common Shares and the Amended and Restated Warrants, was intended to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof, as such securities will be exchanged by the Registrant with existing security holders exclusively and no commission or other remuneration will be paid or given directly or indirectly for soliciting such exchange. No registration statement covering these securities has been filed with the SEC or with any state securities commission in respect of the transactions contemplated by the Amendment and Exchange Agreements.

The transaction documents, including, the forms of Amendment and Exchange Agreement, Amended and Restated Senior Secured Convertible Note and Amended and Restated Warrant, were attached to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the SEC on March 25, 2008, as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.
10.1	Form of Amendment and Exchange Agreement (1)

10.2	Form of Amended and Restated Senior Secured Convertible Note (1)

10.3	Form of Amended and Restated Warrant (1)

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the Securities and Exchange Commission on March 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: April 1, 2008	By:	/s/ Mickey Elfenbein

Mickey Elfenbein Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit Number    Description of Exhibit
10.1	Form of Amendment and Exchange Agreement (1)

10.2	Form of Amended and Restated Senior Secured Convertible Note (1)

10.3	Form of Amended and Restated Warrant (1)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the Securities and Exchange Commission on March 25, 2008.